NOTE, STOCK AND INTEREST PURCHASE AGREEMENT

THIS NOTE, STOCK AND INTEREST PURCHASE AGREEMENT (as amended, restated or otherwise modified from time to time, this“Agreement”) is made as of June 1, 2008, by and among B&D Food Corporation, a Delaware corporation (the “Company”), Boaz Holdings Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Boaz Holdings”), Boaz Industria E Comercio De Alimentos LTDA., a limited liability company formed pursuant to the laws of Brazil (“Boaz”), and Seth Farbman (the “Buyer”).

RECITALS

A. As consideration for the loan that Buyer is making to the Company, the Company is issuing to the Buyer pursuant to the terms of this Agreement: (i) a promissory note, in substantially the form set forth on Exhibit A hereto, in an aggregate principal amount of up to $1,000,000 (as amended, restated or otherwise modified from time to time, the “Note”); (ii) 5,000,000 shares of common stock of the Company (the “Stock”); and (iii) an interest in fifty percent (50%) of the greater of (x) the net income of Boaz Holdings and (y) the net income of Boaz.

B. The parties hereto desire to set forth the terms and conditions relating to the issuance of the Notes, Stock and Interest (as defined below).

1.  Authorization and Sale of Notes, Stock and Interest.

1.1  Authorization of Notes, Stock and Interest. On or before the date hereof, the Company has authorized the issuance and sale of (a) the Notes, (b) the Stock and (c) the Interest.

1.2  Sale of Notes, Stock and Interest.

(a)  Subject to the terms and conditions hereof, the Company will issue and sell to the Buyer, and the Buyer will purchase from the Company, the Note.

(b)  Subject to the terms and conditions hereof, the Company will issue and sell to the Buyer, and the Buyer will purchase from the Company, the Stock.

(c)  Subject to the terms and conditions hereof, the Company covenants to distribute to the Buyer the aggregate of fifty percent (50%) of the greater of (x) all net income (as determined in accordance with United States generally accepted accounting principles applied on a consistent basis) generated by Boaz Holdings subsequent to the Note Repayment Date (as defined in the Note) and (y) all net income (as determined in accordance with United States generally accepted accounting principles applied on a consistent basis) generated by Boaz subsequent to the Note Repayment Date (the “Interest”).

(d)  The Note, the Stock and the Interest sold pursuant to this Agreement are hereinafter sometimes collectively referred to as the “Securities.”

1.3  Allocation of Purchase Price. The purchase price for each of the Securities is as follows: for the Note, $785,000; for the Stock, $145,000; and for the Interest, $70,000.

2.  Closing Dates; Delivery.

2.1  Closing. Subject to the satisfaction (or waiver) of the conditions to the closing contained in Section 5 of this Agreement, the purchase and sale of the Securities for the aggregate sum of $1,000,000 (the “Purchase Price”) shall take place at 10:00 a.m. local time at the offices of the Company on the date hereof or at such other time and place as the Company and the Buyer may agree (the “Closing”).

2.2  Delivery. At Closing, the Company will deliver to the Buyer (a) an original Note in substantially the form set forth on Exhibit A hereto, having a principal amount equal to $1,000,000, (b) a stock certificate in substantially the form set forth on Exhibit B hereto for 5,000,000 shares of common stock of the Company and (c) [a physical certificate representing the Interest], against payment of the Purchase Price by a check payable to the order of the Company or by wire transfer, in either case of immediately available funds.

3.  Representations and Warranties of the Company.

3.1  As an inducement to the Buyer to enter into the transactions contemplated by this Agreement, the Company hereby represents and warrants to the Buyer as follows:

(a)  Organization and Standing. The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; (ii) has the corporate power and corporate authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted; and (iii) is qualified as a foreign corporation in all jurisdictions in which such qualification is required; provided, however, that the Company need not be qualified in a jurisdiction in which its failure to qualify would not reasonably be expected to have a material adverse effect on the business, assets or condition (financial or otherwise) of the Company.

(b)  Subsidiaries. Boaz Holdings is a wholly owned subsidiary of the Company.

(c)  Capitalization. The Company has a total authorized capitalization consisting of (a) 400,000,000 shares of Common Stock, $.001 par value per share, of which shares 149,000,000 are issued and outstanding, and (b) 1,000,000 shares of Preferred Stock, $.001 par value per share, of which no shares are issued and outstanding on the date hereof.

(d)  Financial Statements. The Company has delivered to the Buyer (A) the audited consolidated balance sheet of the Company as of [December 31, 2007] and the related audited consolidated statements of operations, cash flows and stockholders’ equity (the “Company Financial Statements”). The Company Financial Statements fairly and accurately present the Company’s financial position as of such date and the results of operations and changes in its financial position for the period then ended, and have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis. There has been no material adverse change in the Company subsequent to the date of the Company Financial Statements delivered to the Buyer.

(e)  Authorization and Validity. All corporate action on the part of the Company, its officers, directors, and stockholders necessary for the authorization, execution, delivery and performance of all of the Company’s obligations under this Agreement and the Note (collectively, the “Documents”) and for the authorization, issuance and delivery of the Securities has been taken, and each of the Documents constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting generally the enforcement of creditors’ rights and subject to a court’s discretionary authority with respect to the granting of a decree ordering specific performance or other equitable remedies.

(f)  Corporate Power. The Company has all requisite legal and corporate power and authority to execute and deliver the Documents, to sell and issue the Note, Stock and Interest hereunder, to issue the Securities and to carry out and perform its obligations under the Documents.

(g)  Validity of Securities. The Securities, when issued, sold, and delivered in compliance with the terms and for the consideration expressed in this Agreement and the other Documents, will be duly authorized and validly issued (including without limitation, issued in compliance with applicable federal and state securities laws), fully paid and nonassessable, as applicable. There are no preemptive rights with respect to the issuance or sale by the Company of the Securities, other than such as have been effectively waived in writing prior to the date hereof.

(h)  No Conflict with Other Instruments. The execution, delivery, and performance of the Documents, the sale and issuance of the Note, Stock and Interest, and the consummation of the transactions contemplated hereby and thereby will not result in any violation of, be in conflict with, or constitute a default under, with or without the passage of time or the giving of notice: (i) any provision of the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), or Bylaws (the “Bylaws”); (ii) any provision of any judgment, decree, or order to which the Company is a party or by which it is bound; (iii) any material contract, obligation, or commitment to which the Company is a party or by which it is bound; or (iv) to the Company’s knowledge, any statute, rule, or governmental regulation applicable to the Company.

(i)  Litigation. There is no action, proceeding or investigation pending or, to the Company’s knowledge, threatened, or any basis therefor known to the Company, that questions the validity of the Documents, or the right of the Company to enter into the Documents or to consummate the transactions contemplated thereby. There is no judgment, decree, or order of any court in effect against the Company and the Company is not in default with respect to any order of any governmental authority to which the Company is a party or by which it is bound. There is no action, suit, proceeding, or investigation which the Company presently intends to initiate against a third party.

(j)  Governmental and Third Party Consents. Subject to the accuracy of Buyer’s representations in Section 5 of this Agreement, no consent, approval, order, or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local, or provincial governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for such filings as are required by the securities laws of the state in which the Buyer resides.

(k)  No Violation or Default. The Company is not in violation of or in default with respect to: (i) its Certificate of Incorporation or Bylaws; (ii) any material judgment, order, writ, decree, statute, rule or regulation applicable to the Company; or (iii) any material mortgage, indenture, agreement, instrument or contract to which the Company is a party or by which it is bound; nor is there any waiver in effect which, if not in effect, would result in such a violation or default.

4.  Representations and Warranties of Boaz Holdings.

4.1  As an inducement to the Buyer to enter into the transactions contemplated by this Agreement, Boaz Holdings hereby represents and warrants to the Buyer as follows:

(a)  Organization and Standing. Boaz Holdings (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; (ii) has the corporate power and corporate authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted; and (iii) is qualified as a foreign corporation in all jurisdictions in which such qualification is required; provided, however, that Boaz Holdings need not be qualified in a jurisdiction in which its failure to qualify would not reasonably be expected to have a material adverse effect on the business, assets or condition (financial or otherwise) of Boaz Holdings.

(b)  Subsidiaries. Boaz Holdings presently owns 99.99% of the issued and outstanding shares of Boaz.

(c)  Capitalization. All of the outstanding shares of capital stock of Boaz Holdings are owned by the Company.

(d)  Authorization and Validity. All corporate action on the part of Boaz Holdings, its officers, directors, and stockholders necessary for the authorization, execution, delivery and performance of all of Boaz Holding’s obligations under this Agreement has been taken, and this Agreement constitutes the legal, valid and binding obligation of Boaz Holdings, enforceable against Boaz Holdings in accordance with its terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting generally the enforcement of creditors’ rights and subject to a court’s discretionary authority with respect to the granting of a decree ordering specific performance or other equitable remedies.

(e)  Corporate Power. Boaz Holdings has all requisite legal and corporate power and authority to execute and deliver the Documents and to carry out and perform its obligations under this Agreement.

(f)  No Conflict with Other Instruments. The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby and thereby will not result in any violation of, be in conflict with, or constitute a default under, with or without the passage of time or the giving of notice: (i) any provision of Boaz Holding’s Certificate of Incorporation, as amended (the “Boaz Holdings Certificate of Incorporation”), or Bylaws (the “Boaz Holdings Bylaws”); (ii) any provision of any judgment, decree, or order to which Boaz Holdings is a party or by which it is bound; (iii) any material contract, obligation, or commitment to which Boaz Holdings is a party or by which it is bound; or (iv) to Boaz Holdings’ knowledge, any statute, rule, or governmental regulation applicable to Boaz Holdings.

(g)  Litigation. There is no action, proceeding or investigation pending or, to Boaz Holdings’ knowledge, threatened, or any basis therefor known to Boaz Holdings, that questions the validity of the Documents, or the right of Boaz Holdings to enter into this Agreement or to consummate the transactions contemplated thereby. There is no judgment, decree, or order of any court in effect against Boaz Holdings and Boaz Holdings is not in default with respect to any order of any governmental authority to which Boaz Holdings is a party or by which it is bound. There is no action, suit, proceeding, or investigation which Boaz Holdings presently intends to initiate against a third party.

(h)  No Violation or Default. Boaz Holdings is not in violation of or in default with respect to: (i) the Boaz Holdings Certificate of Incorporation or Boaz Holdings Bylaws; (ii) any material judgment, order, writ, decree, statute, rule or regulation applicable to Boaz Holdings; or (iii) any material mortgage, indenture, agreement, instrument or contract to which Boaz Holdings is a party or by which it is bound; nor is there any waiver in effect which, if not in effect, would result in such a violation or default.

5.  Representations and Warranties of Boaz.

5.1  As an inducement to the Buyer to enter into the transactions contemplated by this Agreement, Boaz hereby represents and warrants to the Buyer as follows:

(a)  Organization and Standing. Boaz (i) is a limited liability company formed pursuant to the laws of Brazil; (ii) has the legal power and authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted; and (iii) is qualified as a foreign entity in all jurisdictions in which such qualification is required; provided, however, that Boaz need not be qualified in a jurisdiction in which its failure to qualify would not reasonably be expected to have a material adverse effect on the business, assets or condition (financial or otherwise) of Boaz.

(b)  Subsidiaries. Boaz does not presently own, have any investment in, or control, directly or indirectly, any corporation, partnership, limited liability company, association or other entity.

(c)  Capitalization. 99.99% of the outstanding shares of capital stock of Boaz are owned by Boaz Holdings, and the remaining 0.01% of the outstanding shares of capital stock of Boaz is owned by the incorporator of Boaz Holdings, pursuant to the laws of Brazil.

(d)  Authorization and Validity. All corporate action on the part of Boaz, its officers, directors, and stockholders necessary for the authorization, execution, delivery and performance of all of Boaz’s obligations under this Agreement has been taken, and this Agreement constitutes the legal, valid and binding obligation of Boaz, enforceable against Boaz in accordance with its terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting generally the enforcement of creditors’ rights and subject to a court’s discretionary authority with respect to the granting of a decree ordering specific performance or other equitable remedies.

(e)  Corporate Power. Boaz has all requisite legal and corporate power and authority to execute and deliver the Documents and to carry out and perform its obligations under this Agreement.

(f)  No Conflict with Other Instruments. The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby and thereby will not result in any violation of, be in conflict with, or constitute a default under, with or without the passage of time or the giving of notice: (i) any provision of Boaz’s [Certificate of Incorporation], as amended (the “Boaz Certificate of Incorporation”), or Bylaws (the “Boaz Bylaws”); (ii) any provision of any judgment, decree, or order to which Boaz is a party or by which it is bound; (iii) any material contract, obligation, or commitment to which Boaz is a party or by which it is bound; or (iv) to Boaz’s knowledge, any statute, rule, or governmental regulation applicable to Boaz.

(g)  Litigation. There is no action, proceeding or investigation pending or, to Boaz’s knowledge, threatened, or any basis therefor known to Boaz, that questions the validity of the Documents, or the right of Boaz to enter into this Agreement or to consummate the transactions contemplated thereby. There is no judgment, decree, or order of any court in effect against Boaz and Boaz is not in default with respect to any order of any governmental authority to which Boaz is a party or by which it is bound. There is no action, suit, proceeding, or investigation which Boaz presently intends to initiate against a third party.

(h)  No Violation or Default. Boaz is not in violation of or in default with respect to: (i) the Boaz Certificate of Incorporation or Boaz Bylaws; (ii) any material judgment, order, writ, decree, statute, rule or regulation applicable to Boaz; or (iii) any material mortgage, indenture, agreement, instrument or contract to which Boaz is a party or by which it is bound; nor is there any waiver in effect which, if not in effect, would result in such a violation or default.

6.  Representations, Warranties and Covenants of the Buyer. The Buyer represents and warrants to the Company, Boaz Holdings and Boaz as follows:

6.1  Authorization. When executed and delivered by the Buyer, and assuming execution and delivery by the Company, this Agreement will constitute a valid obligation of the Buyer, enforceable in accordance with its terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting generally the enforcement of creditors’ rights and subject to a court’s discretionary authority with respect to the granting of a decree ordering specific performance or other equitable remedies.

6.2  Investment. The Securities to be received by such Buyer will be acquired for investment for such Buyer’s own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and such Buyer has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, such Buyer further represents that such Buyer has no contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Securities.

6.3  Accredited Investor. The Buyer is an “accredited investor” within the meaning of Regulation D of the rules and regulations promulgated under the Securities Act.

7.  Conditions of the Buyer’s Obligations at the Closing. The obligations of the Buyer under Section 1 of this Agreement at the Closing are subject to the fulfillment at or before the Closing of the following conditions, either of which may be waived in writing by the Buyer:

7.1  Representations and Warranties. The representations and warranties of the Company contained in Section 3, of Boaz Holdings contained in Section 4 and of Boaz in Section 5 shall be true on and as of the Closing.

7.2  Section 2.2 Deliveries. All deliveries required by Section 2.2 above shall have been made.

8.  Conditions of the Company’s Obligations at the Closing. The obligations of the Company under Section 1 of this Agreement at the Closing are subject to the fulfillment at or before the Closing of the following condition, which may be waived in writing by the Company:

8.1  Representations and Warranties. The representations and warranties of the Buyer contained in Section 6 shall be true on and as of the Closing, with the same effect as if made on and as of the Closing.

9.  Covenants of the Company. The Company covenants and agrees with the Buyer that:

9.1  Payment of Principal and Interest. The Company shall pay the principal of and interest on the Note, at the times and place and in the manner provided in the Note.

9.2  Trading. Boaz shall be the only entity among each of (i) the Company, (ii) Boaz Holdings, (iii) Boaz or (iv) any affiliate or subsidiary of the Company, Boaz Holdings or Boaz (collectively, the “Group”) that shall engage in any trading and/or business activity related to, involving or contemplating green bean coffee trading (“Coffee Trading”).

9.3  Boaz Records. At any time upon the demand of the Buyer, Boaz shall supply the Buyer, within three (3) days of receipt such demand, with copies of cash receipts, evidence of inventory, receivables and any and all other such certificate, agreement or similar documentation related to the Coffee Trading of Boaz.

9.4  Boaz Access. At any time upon the demand of the Buyer, Boaz shall provide the Buyer, upon one (1) days’ notice of same, with access to any facility owned, leased, occupied, or otherwise engaged by Boaz.

9.5  Sale of Boaz Holdings. Without the express written consent of the Buyer, which consent may be withheld for any reason, the Company shall not sell, liquidate, dissolve, own less than 100% of the issued and outstanding capital stock of, modify the capital structure of or distribute any of the assets of Boaz Holdings (other than in the ordinary course of Boaz Holding’s business).

10.  Covenants of Boaz Holdings. Boaz Holdings covenants and agrees with the Buyer that:

10.1  Trading. Boaz Holdings shall be the only entity among each of (i) Boaz Holdings, (ii) Boaz or (iii) any affiliate or subsidiary of Boaz Holdings or Boaz that shall engage in Coffee Trading.

10.2  Boaz Records. At any time upon the demand of the Buyer, Boaz shall supply the Buyer, within three (3) days of receipt such demand, with copies of cash receipts, evidence of inventory, receivables and any and all other such certificate, agreement or similar documentation related to the Coffee Trading of Boaz.

10.3  Boaz Access. At any time upon the demand of the Buyer, Boaz shall provide the Buyer, upon one (1) days’ notice of same, with access to any facility owned, leased, occupied, or otherwise engaged by Boaz.

10.4  Sale of Boaz. Without the express written consent of the Buyer, which consent may be withheld for any reason, Boaz Holdings shall not sell, liquidate, dissolve, own less than 99.99% of the issued and outstanding capital stock of, modify the capital structure of or distribute any of the assets of Boaz (other than in the ordinary course of Boaz’s business).

11.  Covenants of Boaz. Boaz covenants and agrees with the Buyer that:

11.1  Trading. Boaz shall be the only entity among the Group that shall engage in any Coffee Trading.

11.2  Boaz Records. At any time upon the demand of the Buyer, Boaz shall supply the Buyer, within three (3) days of receipt such demand, with copies of cash receipts, evidence of inventory, receivables and any and all other such certificate, agreement or similar documentation related to the Coffee Trading of Boaz.

11.3  Boaz Access. At any time upon the demand of the Buyer, Boaz shall provide the Buyer, upon one (1) days’ notice of same, with access to any facility owned, leased, occupied, or otherwise engaged by Boaz in connection with the Coffee Trading of Boaz.

11.4  Sale of Boaz. Without the express written consent of the Buyer, which consent may be withheld for any reason, Boaz shall not liquidate, dissolve, modify its capital structure or distribute any of its assets (other than in the ordinary course business).

12.  Covenant of Each Party Relating to Taxes. The parties acknowledge and agree that the respective purchase prices of the Securities set forth in Section 1.3 hereof have been determined by mutual agreement and are based on their best judgment as to the fair market value of each Security. The parties will report, act and file tax returns in all respects and for all purposes consistent with this Agreement and shall not take any position (whether in tax returns, audits, or otherwise) that is inconsistent with this Agreement unless required to do so by applicable law.

13.  Miscellaneous.

13.1  Expenses. Each party hereto will pay its own expenses in connection with the transactions contemplated hereby, provided, however, that the Company shall pay one-half of the reasonable legal fees and disbursements of counsel to the Buyer.

13.2  Governing Law. This Agreement shall be governed by, and be construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely in such State (without giving effect to the conflicts of laws provisions thereof).

13.3  Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of and be binding upon the successors, assigns, heirs, executors and administrators of the parties hereto.

13.4  Entire Agreement; Waiver; Severability; Amendments.

(a)  Entire Agreement. This Agreement, the exhibits hereto and the Documents constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and supersede any and all prior and contemporaneous agreements, understandings, discussions and correspondence.

(b)  Waiver. The Buyer’s failure, at any time or times hereafter, to require strict performance by the Company of any provision of this Agreement shall not waive, affect or diminish any right of the Buyer thereafter to demand strict compliance and performance therewith. Any suspension or waiver by the Buyer of a default under the Agreement or a default under any of the other Documents shall not suspend, waive or affect any other default under this Agreement or any other default under any of the other Documents, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character.

(c)  Severability. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(d)  Amendments. This Agreement may be amended or modified only with the prior written consent of Company, Boaz Holdings, Boaz and the Buyer.

13.5  Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, sent by Federal Express or other national overnight delivery service or otherwise delivered by hand or by messenger, addressed (a) if to the Buyer, at its address set forth below its name below, or at such other address as such Buyer shall have furnished to the Company in writing, (b) if to the Company, at its address set forth below its name below, or at such other address as the Company shall have furnished to the Buyer in writing or (c) if to Boaz, at its address set forth below its name below, or at such other address as Boaz shall have furnished to the Buyer in writing.

Buyer:	Seth Farbman 150 West 46th Street, 6th Floor New York, NY 10036

With a copy to:	Brian B. Margolis, Esq. Wilmer Cutler Pickering Hale and Dorr LLP 399 Park Avenue New York, NY 10022

Company:	B&D Food Corporation 575 Madison Avenue, Suite 1006 New York, NY 10022-257

Boaz Holdings:	Boaz Holdings Inc. 575 Madison Avenue, Suite 1006 New York, NY 10022-257

Boaz:	Boaz Industria E Comercio De Alimentos LTDA 575 Madison Avenue, Suite 1006 New York, NY 10022-257

13.6  Legends.

(a)  All certificates for the Stock shall bear a legend substantially similar to the following:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR PURSUANT TO AN OPINION OF COUNSEL SATISFACTORY TO B&D FOOD CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.”

(b)  The certificates evidencing the Stock shall also bear any legend required pursuant to any state, local, or foreign law governing such securities.

13.7  Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

COMPANY:

B&D FOOD CORPORATION

By:
Name:
Title:

BOAZ HOLDINGS:

BOAZ HOLDINGS INC.

By:
Name:
Title:

BOAZ:

BOAZ INDUSTRIA E COMERCIO DE ALIMENTOS LTDA.

By:
Name:
Title:

BUYER:

By:
Seth Farbman

EXHIBIT A

FORM OF PROMISSORY NOTE

EXHIBIT B

FORM OF STOCK CERTIFICATE